COCRYSTAL PHARMA, INC.

Antiviral Therapies

Corporate Presentation
January 2019

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated timing of our drug development programs, including milestones, anticipated completion or initiation of studies, expected 2019 growth, including collaboration with Merck, and new leads and opportunities in the influenza antiviral market. Forward-looking statements are prefaced by words such as "expect," "plan," "intend," "anticipate," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including delays in manufacturing created by third parties, the ability of clinical research organizations to recruit patients, and the unanticipated development obstacles with our programs. Also see the risk factors contained in the Prospectus Supplement dated July 19, 2018, and our Annual Report on Form 10-K for the year ended December 31, 2017. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Corporate Overview

Highlights	Target Diseases
Clinical Stage Antiviral Company	Influenza
Proprietary Drug Discovery Platform	Hepatitis
Merck Influenza Collaboration	Norovirus Gastroenteritis

Seasoned Management Team

Gary Wilcox, Ph.D.
Vice Chairman and Chief Executive Officer
Over 35 years of executive biotech leadership experience and played a key role in the development of Cialis

Sam Lee, Ph.D.
President
Over 20 years of anti-infective drug discovery research experience and played a key role in the early development of phosphoinositide 3-kinase (PI3K) delta inhibitors

James J. Martin, MBA, CPA
Chief Financial Officer
25 years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

2019: Strong Outlook

- Growth in focused therapeutic areas
- Continue to build an innovative pipeline
- Strategic collaborations and partnerships
- Recent collaboration with Merck will accelerate influenza drug development program

Cocrystal/Merck Team Initiate Influenza Collaboration

- Recently signed a collaboration agreement
- Merck will fund:
  - Research and development
  - Clinical development
  - Worldwide commercialization of any products derived from the collaboration
- Cocrystal will receive an upfront payment (undisclosed) and milestone payments up to $156 M and royalties (undisclosed) on product sales
- Dedicated joint research committee in place

Influenza Death Risk On The Rise in US Despite Vaccines

TIME
@TIME

The flu is killing up to 4,000 Americans a week



The Flu is Killing Up to 4,000 Americans a Week
The amount of influenza ravaging the U.S. rivals levels seen when an altogether new virus emerge
fortune.com
10 Feb 2018

Health ▸ Food | Fitness | Wellness | Parenting | Vital Signs   Live TV   U.S. Edition +

Flu season deaths top 80,000 last year, CDC says

September 27, 2018

The New York Times

This Flu Season Is the Worst in Nearly a Decade

Jan. 26, 2018



AAP News

June 1, 2018

CDC: Pediatric flu deaths rise to 171, tying record

Melissa Jenco, News Content Editor

Flu deaths in children this season have risen to 171, tying a record for a non-pandemic year, according to the Centers for Disease Control and Prevention (CDC).

AN AARP BULLETIN INVESTIGATIVE REPORT

FLU DEATHS ON THE RISE FOR OLDER AMERICANS

Fatalities jump sixfold over two years; experts say current vaccines are ineffective at blocking an evolving virus

October 2, 2018

"This is a wake-up call for the world"

Michael Osterholm,
Director of the Center for Infectious Disease Research and Policy at the University of Minnesota

October 2, 2018

Great Opportunity in Influenza Antiviral Market

- Seasonal and pandemic infection
  - 3-5 million cases of severe illness per year
  - 250,000 – 500,000 deaths worldwide*
- Approved influenza therapies have major limitation
- Multiple product routes of delivery, inhalation, oral, and intravenous (IV)
- Stock piling and prophylactic market in addition to therapeutic market

*Reference: https://www.cdc.gov/flu/about/disease/burden

Influenza A/B Inhibitor: Cocrystal/Merck Collaboration Program

Proprietary influenza A and B crystals



- Broad spectrum, potent dual influenza A/B preclinical lead will be developed
  - Results of Cocrystal's drug discovery platform technology
  - Binds to highly conserved site of influenza A and B replication complex
  - Active against seasonal, pandemic, and drug-resistant influenza A and B strains
  - Expected to exhibit superior drug resistant profile

Influenza A PB2 Preclinical Lead, CC-42344 Properties


Influenza PB2 Crystals



Cocrystal structure of CC-42344 (1.47 Å)

- Binds to the highly conserved m7GTP binding pocket of PB2
- Exhibits broad spectrum activity against seasonal and pandemic influenza strains,EC_{50} 0.12-9 nM
- Favorable preclinical safety profile and pharmacokinetic properties
- Multiple routes of administration (oral, inhalation, and IV) explored

Cocrystal Technology

Based on Nobel Prize Winning Technology



- Near atomic resolution,
  X-ray quality crystal production



- Drug pocket selection
- Hit-to-lead process



- Lead optimization



- **Drug candidates**

Innovative Drug Discovery Platform Technology Developed


Protein Engineering
Expression & Purification
Crystal screening
Crystal candidates
Crystal optimization
X-ray diffraction test & QC
Crystal production
High throughput X-ray crystallography

- Fully optimized operations from expression through high resolution X-ray data
- Stringent Quality oversight of procedures for crystal production
- High throughput X-ray data collection and computation methods
- Crystal production capability: 700 – 7,000 X-ray quality crystals (1-2.5 Å) generated per month for each program

Cocrystal Technology Platform –
Proven track record for broad spectrum antiviral leads


CC-31244
Phase 2a
CC-31647
Preclinical
HCV Polymerase
HCV Helicase
Influenza A/B
Lead Discovery
(Merck/Cocrystal)
Influenza PB-2
CC-42344
Preclinical
Human Noro Polymerase
Lead Discovery
Human Norwalk Polymerase
Dengue Polymerase
Rhino Virus Polymerase
>1,200
Cocrystal
Structures
Avg Resolution
1.0 – 2.5Å

Cocrystal platform technology focuses on:

- Well validated drug targets
- Broad spectrum activity
- Drug resistance
- High potency

Robust Development Pipeline

Program		Discovery	Preclinical	Phase 1	Phase 2a	Phase 2b	Phase 3	Partner
Hepatitis C (HCV)	**CC-31244 – University of MD** (Pan-genotypic NS5B NNI)							
	CC-31244 - Hong Kong (Pan-genotypic NS5B NNI)							
Influenza	**CC-42344** (Influenza A PB2 inhibitor)							
	Influenza A/B inhibitor							MERCK
Norovirus	**Noro Polymerase Inhibitor**							

Cocrystal's HCV Strategy: Shorter Duration Novel Combination Therapy

Multiple opportunities in developing shorter combination therapy with approved HCV drugs

Gilead EPCLUSA + CC-31244

AbbVie Mavyret + CC-31244

Other approved HCV drugs + CC-31244

Cocrystal's Next Wave Combination Therapy: CC-31244 Properties

- Potential best-in-class HCV NNI with a strong profile
  - Broad spectrum, potent NS5B polymerase inhibitor
  - High barrier to drug resistance
  - Effective against known NNI drug resistant variants
  - Liver targeting
  - Novel mechanism of action

CC-31244: Broad Spectrum HCV NNI
Demonstration of Cocrystal's Enabling Technology

HCV GT1 – GT6 NS5B polymerase crystals




CC-31244
HCV NS5B polymerase

Proven track record for broad spectrum antiviral leads

Hepatitis C Treatment Market Share


2017 Annual Sales: $12.69 Billion
AbbVie $1.27B
Merck $1.66B
J&J $619M
Gilead $9.14 B
Nine Months 2018 Sales: $6.3 Billion
Merck $347M
J&J $298M
AbbVie $2.75B
Gilead $2.95B
Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
J&J (Olysio)
AbbVie (Viekira, Mavyret)
Merck (Zepatier)

Source: 2017 Form 10-K

Source: 2018 Form 10-Q

AbbVie's Mavyret Demonstrated a Shorter Treatment: From 12 Weeks To 8 Weeks

Approved broad spectrum HCV combination therapy

Nucleoside/NS5A inhibitors	Protease/NS5A inhibitors
	
Gilead's EPCLUSA (sofosbuvir 400mg/ velpatasvir 100 mg) **12-week treatment** **Approved June 2016**	**AbbVie's Mavyret** (glecaprevir 100 mg/ pibrentasvir 40 mg) **8-week treatment** **Approved August 2017**

CC-31244 Phase 1b Data - Superior Viral Load Reduction

- HCV RNA viral load decline of 3 logs by 48 hours (HCV GT1 subjects, N=14)
- After the NNI treatment, the viral load levels slowly increased


Mean Viral Load Change From Baseline
(CC-31244 at 400 mg QD or 200 mg BID x 7 days)
HCV RNA IU/mL (log 10)
0.8
0.5
0.2
-0.1
-0.4
-0.7
-1
-1.3
-1.6
-1.9
-2.2
-2.5
-2.8
-3.1
-3.4
-3.7
-4
CC-31244
400 mg QD
200 mg BID
No CC-31244
1
2
3
4
5
6
7
8
9
10
11
12
13
Day
400 qd mean
200 bid mean

Best-in-Class Potential of Any NNI

Drug	Genotype	Dose (mg)	Treatment frequency	Viral load reduction (Log_{10}IU/ml)
CC-31244 ⬅	**Genotypes 1-6** ⬅	**400** ⬅	**QD** ⬅	**-3.0** ⬅
ABT-333* (Dasabuvir)	Genotype 1	400	BID	-1.08
		800	BID	-0.95
GS-9190 (Tegobuvir)	Genotype 1	40	BID	-1.0
		120	BID	-1.5

(* : approved DAA)

CC-31244 Phase 2a Study Design

Interim Topline Results Expected January 2019

Open-label, Phase 2a study evaluating the safety, tolerability and preliminary efficacy of CC-31244 with approved HCV DAAs



CC-31244 (400 mg) QD
+
sofosbuvir and velpatasvir
14 Days
sofosbuvir and velpatasvir
4 Weeks
Follow up at 12 & 24 weeks

- **Endpoints**
  - Efficacy: changes in HCV RNA viral load
  - Safety: adverse events (AEs) and laboratory abnormalities

Upcoming CC-31244 Phase 2a Study in Hong Kong

Sponsored and Conducted by the Humanity & Health Research Centre (Principle Investigator: Dr. George Lau)

Open-label, safety, tolerability and preliminary efficacy of CC-31244 in combination with Sofosbuvir and Daclatasvir with or without a protease inhibitor, for the treatment of HCV


CC-31244 (400 mg) QD
+
sofosbuvir and daclatasvir
+/-
with or without
protease inhibitor
14 Days
sofosbuvir and daclatasvir
4 Weeks
Follow up at 12 & 24 weeks

- **Endpoints**
  - Safety: adverse events (AEs) and laboratory abnormalities
  - Preliminary Efficacy: changes in HCV RNA viral load

HCV Summary and Next Steps

- Showed an acceptable safety profile in both healthy volunteers and GT1 patients up to 400 mg x 7 days
- No serious adverse events or discontinuations due to adverse events
- Demonstrated HCV RNA viral load reduction of ~ 3 logs by 48 hours
- Demonstrated a sustained post-treatment antiviral effect after 7-day treatment
- Potential to be an important DAA in shorter duration HCV combination regimens
- Ongoing Phase 2a study with interim topline results expected January 2019
- Upcoming Phase 2a study in Hong Kong

Noro Virus Polymerase Inhibitor

Noro virus and Norwalk polymerase crystals



- No approved Noro antiviral drugs
- Potent and broad spectrum anti-Noro polymerase inhibitors
- First-in-class NNI
- Structure-based lead discovery ongoing

Cocrystal-HitGen-InterX Collaboration: Aimed at Rapid Lead Discovery Process

- Combines synergistic drug discovery platforms
- Breakthrough hit-to-lead process
- High quality novel leads will be developed

Financial Snapshot – Nasdaq: COCP

~$108MM	29.9MM	~42K
Market cap[1]	Common shares outstanding	Average daily volume[2]

1: Based on December 31, 2018 closing price of $3.60 per share
2: Based on December 31, 2018 Yahoo Finance

COCP Capitalization Table

Capitalization Table (As of December 31, 2018)	# of Shares	WAEP	$ Value	% of Fully Diluted
Common Shares Outstanding (Directors & Officers)	15,219,800			48.37%
Common Shares Outstanding (Other)	14,703,276			46.73%
Warrants	243,375	$10.28	$2,501,895	0.77%
Stock Options	1,297,953	$5.77	$7,483,658	4.13%
Fully Diluted Shares Outstanding	**31,464,404**			**100%**

Near-Term Milestones Expected to Drive Value

- Continue influenza A/B lead discovery (Merck collaboration)
- Continue preclinical studies of influenza A lead CC-42344
- Complete HCV CC-31244 Phase 2a (University of Maryland, Baltimore)
- Commence HCV CC-31244 Phase 2a (Humanity & Health Research Centre, Hong Kong)
- Continue Noro lead discovery

Thank You!